SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 11, 2007
(September 11, 2007)

BAUSCH & LOMB INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

New York	1-4105	16-0345235
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

One Bausch & Lomb Place
Rochester, NY, 14604-2701
(Address of principal executive offices)

                              (585) 338.6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

                                    As previously disclosed in the registrant’s definitive proxy statement, dated August 13, 2007, relating to the proposed merger (the “Merger”) of WP Prism Merger Sub Inc., an affiliate of Warburg Pincus LLC (“Warburg Pincus”), with and into the registrant, pursuant to the Agreement and Plan of Merger, dated as of May 16, 2007, among WP Prism LLC, WP Prism Merger Sub Inc. and Bausch & Lomb Incorporated, Warburg Pincus made required filings in connection with the Merger with the Chinese competition authority on July 20, 2007 and with the Turkish authorities on July 25, 2007. On August 21, 2007, the Company received an unconditional approval decision from the Turkish Competition Board relating to the Merger. The Company has also satisfied the requirements under the Chinese competition laws with the requisite waiting period applicable to the Merger expiring on August 31, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             BAUSCH & LOMB INCORPORATED

By: /s/ Robert B. Stiles
Name: Robert B. Stiles
Title: Senior Vice President & General Counsel

Date: September 11, 2007